QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004

Dover Investments Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8631	94-1712121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spear Street, Suite 520, San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (415) 777-0414
Not applicable (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

        On October 22, 2004, Dover Investments Corporation (the "Company") and Dover Acquisition Corp. issued a joint press release announcing that Dover Acquisition Corp. is increasing the offer price of its offer to purchase all of the issued and outstanding capital stock of the Company to $31.30 per share in cash and extending the expiration date of the Offer. The release also discusses the proposed settlement of certain stockholder litigation. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 22, 2004.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 2004	DOVER INVESTMENTS CORPORATION (Registrant)
	By:	/s/ FREDERICK M. WEISSBERG Frederick M. Weissberg Chairman of the Board of Directors and President

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 22, 2004.

QuickLinks

SIGNATURES
EXHIBIT INDEX